                                                                     EXHIBIT 17A


                               POWER OF ATTORNEY

                           MetLife Portfolios, Inc.
                           ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of MetLife Portfolios, Inc. (the "Corporation"), do hereby appoint Jeffrey J. Hodgman, Christopher P. Nicholas and Patricia S. Worthington and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by the Corporation under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each of said attorneys-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October,
                                                          ----
1993.


                                                /s/ Robert A. Lawrence
                                                --------------------------
                                                Robert A. Lawrence

                               POWER OF ATTORNEY

                           MetLife Portfolios, Inc.
                           ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of MetLife Portfolios, Inc. (the "Corporation"), do hereby appoint Jeffrey J. Hodgman, Christopher P. Nicholas and Patricia S. Worthington and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by the Corporation under the Securities Act of 1933, as amended, and/or the Investment Company Act 1940, as amended, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each of said attorneys-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of October,
                                                          --
1933.

                                                /s/ Dean O. Morton
                                                ------------------------
                                                Dean O. Morton

                               POWER OF ATTORNEY


                           MetLife Portfolios, Inc.
                           ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of MetLife Portfolios, Inc. (the "Corporation"), do hereby appoint Jeffrey J. Hodgman, Christopher P. Nicholas and Patricia S. Worthington and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to filed as part of or in connection with or in any way related to the Registration Statements and any all amendments thereto, filed by the Corporation under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each of said attorneys-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of October,
                                                          --
1993.


                                             /s/ Michael S. Scott Morton
                                             -----------------------------
                                             Michael S. Scott Morton

                               POWER OF ATTORNEY
                               -----------------

                          MetLife Portfolios, Inc.
                          ------------------------

     KNOW ALL MEN BY THESE PRESENTS, that I, a director of MetLife Portfolios, Inc. (the "Corporation"), do hereby appoint Jeffrey J. Hodgman, Christopher P. Nicholas and Patricia S. Worthington and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by the Corporation under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each of said attorneys-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of October,
                                                          --
1993.

                                             /s/ Robert G. Schwartz
                                             --------------------------
                                             Robert G. Schwartz